Main Sector Rotation ETF

SECT

SUMMARY PROSPECTUS

September 28, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated September 28, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.mainmgtetfs.com. You can also obtain these documents at no cost by calling 1-866-383-9778 or by sending an email request to OrderMainMgtETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: Main Sector Rotation ETF (“the Fund”) seeks to outperform the S&P 500 in rising markets while limiting losses during periods of decline.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired Fund Fees and Expenses(1)	0.19%
Total Annual Fund Operating Expenses	0.78%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2021, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES: The Fund utilizes a “fund of funds” structure to invest in sector based equity exchange traded funds (“ETFs”). The Fund seeks to achieve its objective through dynamic sector rotation. The Fund’s adviser, Main Management ETF Advisors, LLC (the “Adviser”), focuses its research primarily on sector selection by carefully reviewing the sectors, industries, and sub-industries in the Fund’s portfolio. The Adviser chooses sectors it believes are undervalued and poised to respond favorably to financial market catalysts. The Fund sells a security when it achieves its target price and is, in the opinion of the Adviser, no longer undervalued. The Fund may overweight or underweight a sector or sectors relative to the Fund’s benchmark based on valuation. The Fund may invest in securities of any market capitalization or country and denominated in any currency.

The Fund is an actively managed ETF and does not seek to replicate the performance of a specified index. In selecting investments for the Fund’s portfolio, the Adviser adheres to the investment process described below.

Assessing Market Conditions. The Adviser determines the Fund’s target sector allocations by analyzing market sectors and their underlying industries and sub-industries. The Adviser uses the Global Industry Classification Standard (“GICS”) in its sector analysis. GICS sectors include: energy, materials, industrials, consumer discretionary, consumer staples, healthcare, financials, information technology, communication services, utilities, and real estate. The Adviser analyzes economic growth forecasts, inflation trends, and other macroeconomic and capital market fundamentals over a 6-18 month time horizon. The Adviser identifies opportunities for near-term growth in value that are facilitated by events or changes within sectors that its research has identified as “undervalued.”

Identifying the Appropriate ETFs. The Adviser then seeks to identify the most appropriate U.S. Sector ETFs to implement its strategic asset allocation and sector views by evaluating various factors in the respective ETFs including their respective underlying indexes and portfolio holdings, sector exposure and weightings, liquidity profiles, and tracking error.

Option Strategy. The Fund may from time to time incorporate a covered call option writing strategy. Covered call option writing is an investment strategy of writing (selling) call options against securities owned by the Fund to generate additional returns from the option premium. The Fund may also seek returns by writing (selling) secured put options. A “put option” is an option contract that gives the owner the right to sell the underlying security at a specified price (the strike price) until its expiration at a fixed date in the future. The Fund seeks to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts, and other global and capital market fundamentals. The Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

The Fund pursues its options strategy by writing (selling) covered call or index-based options on an amount from 0% to 100% of the value of the ETF shares in the Fund’s portfolio. The Fund seeks to earn income and gains both from dividends paid on the ETFs owned by the Fund and cash premiums received from writing or “selling”:

•	covered call options or index-based options on equity-based ETFs held in the Fund’s portfolio; and
•	cash secured put options against cash balances in the Fund.

The Fund “covers” its obligations when it sells options or earmarks or segregates cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). The Fund may not sell “naked” put or call options, i.e., equity options representing more shares of an ETF than the Fund has cash on hand and available to purchase or index options greater than the value of the underlying security. Stock index options are put options and call options on various stock indices. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. A stock index fluctuates with changes in the market value of the stocks included in the index. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. A put option on a security is a contract that gives the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to purchase the underlying security at the exercise price.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the risks of investing in the Fund. As with any ETF, there is no guarantee that the Fund will achieve its goal.

Allocation Risk. If the Fund’s strategy for allocating assets among different sectors and sub sectors does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

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Authorized Participant Risk. Only an Authorized Participant that has entered into a contractual arrangement with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. The Fund’s distributor has entered into contracts with only a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem large blocks of Shares known as “Creation Units,” Shares may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Covered Call Risk. The writer of a covered call option forgoes any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security declines in value. The Fund has no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security.

Currency Risk. Investments in foreign currencies are subject to political and economic risks, civil conflicts and war and greater volatility. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

  Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the refence index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.
  Put Option Risk. Options may be subject to volatile swings in price influenced by changes in the value of the underlying instrument. Although the Fund collects premiums on the options it writes, the Fund’s risk of loss if its options expire in-the-money (i.e., the Fund, as the seller of puts, owes the buyer of the puts) may outweigh the gains to the Fund from the receipt of such options premiums. The potential return to the Fund is limited to the amount of option premiums it receives; however, the Fund can potentially lose up to the entire strike price of each option it sells. The puts sold by the Fund may not perfectly correlate with the returns of their underlying stocks.

Exchange-Traded Fund Risk. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the ETFs will be higher than the cost of investing directly in the ETFs underlying investments and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs may also trade at a discount or premium to their net asset value.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

  Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants at NAV in Creation Units. An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
  Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for Shares.
  Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in Shares and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
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o	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in Shares, which can lead to differences between the market value of Shares and the Fund’s NAV.
o	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
o	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

Foreign Securities Risk. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Fluctuation of Net Asset Value Risk. The NAV of Shares generally fluctuates with changes in the market value of the Fund’s holdings. The market prices of Shares generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which Shares will trade at premiums or discounts to NAV.

Index Call Option Risk. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on other securities in its portfolio. The value of index options written by the Fund, which are priced daily, are affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

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Sector Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments. If the Fund invests more heavily in a particular sector, the value Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, Share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Small and Medium Capitalization Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.mainmgtetfs.com or by calling 1-866-ETF-XPRT (1-866- 383-9778).

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2020	21.40%
Worst Quarter:	1st Quarter 2020	(23.32%)

The Fund’s year-to-date return as of the most recent fiscal quarter, which ended June 30, 2021 was 17.89%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (9/5/17)
Return before taxes	15.36%	12.30%
Return after taxes on distributions	14.49%	11.73%
Return after taxes on distributions and sale of Fund shares	8.95%	9.37%
Index – S&P 500 Total Return	18.40%	15.83%

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Investment Adviser: Main Management ETF Advisors, LLC

Portfolio Managers: Kim D. Arthur, Chief Executive Officer of the Adviser, James W. Concidine, Chief Risk Officer of the Adviser, and J. Richard Fredericks, Managing Director of the Adviser, have served the Fund as its portfolio managers since it commenced operations in 2017.

Purchase and Sale of Fund Shares: The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) to Authorized Participants who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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